                                                                   EXHIBIT 10.13

                WELLS FARGO MERCHANT CARD SERVICES APPLICATION

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                   PROCESSING OPTIONS (CHECK ALL THAT APPLY)
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[X]  Electronic processing      [ ]  Electronic processing with ATM/debit cards
[ ]  Purchase equipment         [ ]  Lease equipment
[ ]  Please contact me with     [ ]  Tip/Restaurant electronic processing
     pricing for PC Internet    [ ]  Please reprogram my equipment.
     Lodging, Purchasing Card   [ ]  I plan on accepting credit cards at more
     or other products.              than two trade shows, craft fairs or
[ ]  Paper processing                seminars this year.

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                               BUSINESS PROFILE*
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Company DBA (Doing Business As) name
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Legal name              OnSale Inc.
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Street address          1953 Landings Drive
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Mailing address         Mountain View, CA 94043
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Business contact        Alan S. Fisher
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Business phone number   (415)428-0600 x201
  If you need to dial an extra number to reach an outside line, what is it?

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Best time to call       Day
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Federal Tax ID Number   77-0408319
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This business operates from [ ] Office in home  [ ] Retail store front
                            [ ] Warehouse       [X] Office suite
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This business is            [ ] Sole proprietorship  [ ] Nonprofit organization
                            [ ] Partnership          [X] Corporation
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Year established 1995           Current owner(s) since 1995
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Describe your product/service   Internet Auction--computers
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OWNERSHIP  Please list the three owners with the largest share of ownership.
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
                             % of                       Address                     Social Security
Owner's Name               Ownership                                                     Number
---------------------------------------------------------------------------------------------------
Jerry Kaplan                  50       910 W. Santa Inez, Hillsborough, CA            ###-##-####
Software Partnership          50       1953 Landings Dr., Mt. View, CA 94043          94-3074544

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TRADE REFERENCES Please list two references. If renting or leasing office space, you must include landlord information
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
Company Name          Contact Name (optional)                City    State/ZIP
Logitech              See attached credit info
Pentax                See attached credit info

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*If we need additional information or any supporting material, we will contact
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  you.
  ---
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                          PAYMENT PROCESSING PROFILE
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Number of outlets   ONE         Please attach contact name, address and phone
                                number of each location you'd like to set up
                                for payment processing.
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Monthly Visa(R)/MasterCard(R) volume  $200K
Estimated average Visa/MasterCard ticket amount   $400
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If established, please list the account number of the Wells Fargo business
checking account you will use for payment processing     0124-055229
                                                        --------------
*--will switch upon approval
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MAIL/TELEPHONE/FAX/INTERNET SALES  Please complete if any of your business is done through mail, telephone, fax or Internet orders.
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Percentage of monthly Visa and/or MasterCard sales generated through mail,
telephone, fax or Internet orders    100%
                                  ---------
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Visa/MasterCard sales are deposited  [X] At date of order
                                     [ ] At date of delivery
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How do you advertise these sales?    [ ] Catalog    [X] Internet   [ ] Other
                                     [ ] Direct mail--letter/brochure
                                     [ ] Newspapers/magazines
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                        CURRENT CREDIT CARD PROCESSING
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Have you used another credit card processor?  YES               Name  NOVA
Number of years  ONE
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Reason for changing processor   NOVA COULD NOT ACCOMMODATE OUR GROWTH RATE
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                       AGREEMENT AND PERSONAL GUARANTEE
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The signer(s) certifies that he/she is authorized to execute this Application for the business named above, and that all information and documents submitted are true, correct, and complete. The signer(s) authorizes Wells Fargo Bank, N.A. and/or CES, collectively hereafter referred to as "Bank," to obtain consumer and/or business reports, including inquiries to the Internal Revenue Service or the Franchise Tax Board, in their name(s) as individual(s) at any time. The signer(s) further agrees to notify the Bank promptly of any material change in the ownership or products and services of this business. This agreement is made between Bank and the business identified above and the business' personnel for the processing and collection of Visa/MasterCard and/or ATM/debit card transactions.

Upon notification of final approval, the business and its personnel agree to abide by the terms and conditions of the Merchant Card Services Agreement, including all schedules, amendments, applications, attachments, operating guides and associated reference materials. By signing below the signer(s) agrees in his/her individual capacity jointly and severally unconditionally to guarantee and promise to pay upon demand to Bank all indebtedness of the business named above at any time owing under such company's Merchant Card Services Agreement. If this Agreement is terminated within the first year, you will be subject to a $300 cancellation fee.

THE THREE OWNERS WITH THE LARGEST SHARE OF OWNERSHIP MUST SIGN.

X /s/ ALAN FISHER                                      Mar 6, 1996
------------------------------------------------       ------------------------
Signer                                                 Date

X /s/ SAMUEL JERROLD KAPLAN                            Mar 7, 1996
------------------------------------------------       ------------------------
Signer                                                 Date

X  /s/ RAZI MOHIUDDIN                                  3/25/96
------------------------------------------------       -----------------------
Signer                                                 Date


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For Bank Use Only (please print)

/s/     ANN MARQUES
----------------------------------------
Bank Sales Representative
        0230-011           (510)889-2212
-------------------------  -------------

WELLS FARGO BANK                                              SECURITY AGREEMENT
                                                               RIGHTS TO PAYMENT
================================================================================

    1. GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned ONSALE Inc. or any of them ("Debtor"), hereby grants and transfers to WELLS
-----------
FARGO BANK, NATIONAL ASSOCIATION ("Bank") a security interest in the following accounts, deposit accounts, accounts receivables, chattel paper, instruments, documents and general intangibles or other rights to payment (collectively called "Collateral"):

        Certificate No. 1124-057324-00, in the name of ONSALE Inc. in the amount of $80,000.00, pledged to Merchant Card Services until reviewed and released by Risk Management (minimum one year).

and all renewals thereof, including all securities, guaranties, warranties, indemnity agreements, insurance policies and other agreements pertaining to the same or the property described therein, together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, (a) all accounts, contract rights, chattel paper, instruments, general intangibles and rights to payment of every kind now or at any time hereafter arising from any such sale, lease, collection, exchange or other disposition of any of the foregoing, (b) all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, (c) and all rights to payment with respect to any cause of action affecting or relating to any of the foregoing (hereinafter called "Proceeds").

    2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to Bank; (b) all obligations of Debtor and rights of Bank under this Agreement; and (c) all present and future obligations of Debtor to Bank of other kinds. the word "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, or any of them, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

    3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Bank, including without limitation, the payment of all Indebtedness of Debtor to Bank existing or committed by Bank at the time Bank receives written notice from Debtor of the termination of this Agreement.

    4. OBLIGATIONS OF BANK. Bank has no obligation to make any loans hereunder. Any money received by Bank in respect of the Collateral may be deposited, at Bank's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

    5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Bank that: (a) Debtor is the owner and has possession or control of the Collateral and Proceeds; (b) Debtor has the right to grant a security interest in the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except as heretofore disclosed to Bank in writing; (d) all statements contained herein and, where applicable, in the Collateral are true and complete; (e) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Bank, is on file in any public office; (f) all persons appearing to be obligated on Collateral and Proceeds have authority and capacity to contract and are bound as they appear to be; (g) all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property; and (h) all Collateral and Proceeds comply with applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws.

    6.  COVENANTS OF DEBTOR.

        (a) Debtor Agrees in General: (i) to pay indebtedness secured hereby when due; (ii) to indemnify Bank against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorney's fees, incurred by Bank in the perfection, preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iv) to permit Bank to exercise its powers; (v) to execute and deliver such documents as Bank deems necessary to create, perfect and continue the security interests contemplated hereby; and
(vi) not to change its chief place of business or the places where Debtor keeps its books and records concerning the Collateral and Proceeds without first giving Bank written notice of the address to which Debtor is moving same.

    (b) Debtor Agrees with Regard to the Collateral and Proceeds: (i) where applicable, to insure the Collateral with Bank as loss payee, in form and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Bank; (ii) not to permit any lien on the Collateral or Proceeds, except in favor of Bank; (iii) not to withdraw any funds from any deposit account pledged to Bank hereunder without Bank's prior written consent;
(iv) not to sell hypothecate or otherwise dispose of any of the Collateral or Proceeds, or any interest therein, without Bank's prior written consent; (v) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Bank to inspect the same and make copies thereof at any reasonable time; (vi) if requested by Bank, to receive and use reasonable diligence to collect Proceeds, in trust and as the property of Bank, and to immediately endorse as appropriate and deliver such Proceeds to Bank daily in the exact form in which they are received together with a collection report in form satisfactory to Bank; (vii) not to commingle Collateral or Proceeds, or collections thereunder, with other property; (viii) in the event Bank elects to receive payments of Collateral and Proceeds hereunder, to pay all expenses incurred by Bank in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (ix) to provide any service and do any other acts which may be necessary to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

    7. POWERS OF BANK. Debtor appoints Bank its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Bank's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor thereunder in Debtor's name or otherwise; (b) to give notice of Bank's rights in the Collateral and Proceeds, to enforce the same and make extension agreements with respect thereto; (c) to release persons liable on Collateral or Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release security; (e) to resort to security in any order;(f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Bank's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor; (h) to take cash, instruments for the payment of money and other property to which Bank is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Bank, at Bank's sole option, toward repayment of the indebtedness; (l) to exercise all rights, power and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; and (m) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

    8. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Bank at its option may pay nay of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Bank shall be obligations of Debtor to Bank, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 12 herein, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

    9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this agreement: (a) any default in the payment or performance of any obligation, or any defined event of default, under
(i) any contract or instrument evidencing any indebtedness, or (ii) any other agreement between any Debtor and Bank, including without limitation any loan agreement, relating to or executed in connection with any indebtedness; (b) any representation or warranty made by any Debtor herein shall prove to be incorrect in any material respect when made; (c) any Debtor shall fail to observe or perform any obligation or agreement contained herein; (d) any attachment or like levy on any property of any Debtor; and (e) Bank, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

    10. REMEDIES. Upon the occurrence of any Event of Default, Bank shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Bank shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Bank. All rights, powers, privileges and remedies of Bank shall be cumulative. No delay, failure or discontinuance of Bank in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Bank of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. While an Event of Default exists: (a) Debtor will deliver to Bank from time to time, as requested by Bank, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any of the Collateral or Proceeds except on terms approved by Bank; (c) Bank may, at any time and at Bank's sole option, liquidate any time deposits pledged to Bank hereunder and apply the Proceeds thereof to payment of the Indebtedness, whether or not said time deposits have matured and notwithstanding the fact that such liquidation may give rise to penalties for early withdrawal of funds; and (d) at Bank's request, Debtor will assemble and deliver all Collateral or Proceeds, and books and records pertaining thereto, to Bank at a reasonably convenient place designated by Bank.

    11. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Indebtedness, Bank may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Bank hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Bank shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of the Collateral or Proceeds, or any part thereof, may be applied by Bank to the payment of expenses incurred by Bank in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Bank toward the payment of the Indebtedness in such order of application as Bank may from time to time elect.

  12. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), incurred by Bank in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any bankruptcy proceeding relating to Debtor or the valuation of the Collateral and/or Proceeds, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor with interest at a rate per annum equal to the greater of ten percent (10%) or the Prime Rate in effect from time to time. The "Prime Rate" is a base rate that Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

    13. STATUE OF LIMITATIONS. Until all Indebtedness shall have been paid in full, the power of sale and all other rights, powers, privileges and remedies granted to Bank hereunder shall continue to exist and may be exercised by Bank at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

    14. MISCELLANEOUS. The obligations of Debtor are joint and several; presentment, protest, notice of protest, notice of dishonor and notice of nonpayment are waived with respect to any Proceeds to which Bank is entitled hereunder; any right to direct the application of payments of security for Indebtedness of Debtor hereunder, or indebtedness of customers of Debtor,and any right to require proceedings against others or to require exhaustion of security are waived; and consent to extensions, forbearances or alterations of the terms of Indebtedness, the release or substitution of security, and the release of guarantors is given with respect to Proceeds subject to this Agreement; provided however, that in each instance, Bank believes in good faith that the action in question is commercially reasonable in that it does not unreasonably increase the risk of nonpayment of the Indebtedness to which the action applies. Until all Indebtedness shall have been paid in full, no Debtor shall have any right of subrogation or contribution, and each Debtor hereby waives any benefit of or any right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Bank.

    15. OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Agreement as a Debtor hereby expressly agrees that recourse may be had against his or her separate property for all his or her Indebtedness to Bank secured by the Collateral and Proceeds under this Agreement.

    16. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Bank at the address specified in any other loan documents entered into between Debtor and Bank and to Debtor at the address of its chief executive office (or residence, if applicable) specified below, or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

    17. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the heirs,executors, administrators, legal representatives, successors and assigns of the parties.

    18. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity,without invalidating the remainder of such provision or any remaining provisions of this Agreement.

    Debtor warrants that its chief executive office is located at the following address: 1953 Landings Dr., Mountain View, CA 94043
         ------------------------------------------

    IN WITNESS WHEREOF, this Agreement has been duly executed as of
       March 25, 1996
       --------------

                                                ONSALE Inc.
                                        ---------------------------------------
                                                DEBTOR

                                        BY: /s/ Samuel Jerrold Kaplan
                                           ------------------------------------
                                                SIGNATURE AND TITLE

                                        BY: /s/ Alan Fisher
                                           ------------------------------------
                                                SIGNATURE AND TITLE

                          COLLATERAL DEPOSIT RECEIPT

                                        , CALIFORNIA                    19
                        ---------------                   --------------  ---
RECEIVED THE FOLLOWING LISTED SECURITIES FROM        ONSALE INC.
                                              ----------------------------------
     AS COLLATERAL ( )  FOR SAFEKEEPING ( )    (ADDRESS)
                                                        ------------------------

====================================================================================================================================
                        SECURITIES DEPOSITED                                                    SECURITIES WITHDRAWN
====================================================================================================================================
                                  Coupons Attd.    No. of Shares       CKD. out of  Consid.  Delivery   Qty    Received Items Listed
Serial Nos.                         Beg. with           or               Sec. Cab.    Veri-     Date    With-    Opposite Signature
Stocks or Bonds     Description    No.      Due     Par Val. Bonds      By     And    fied              drawn         Below
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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
                               WELLS FARGO BANK

SPECIAL PURPOSE                                            Acct.
CERTIFICATE OF DEPOSIT                                     No.    1124057324-000

Office          Warm Springs    Date  3/25/96   Amount $*80,000.00**
      ------------------------       ---------          ------------

Payable to Merchant Card Services until reviewed & released by Risk Management
           -------------------------------------------------------------------
Received from ONSALE Inc.
              ----------------------------------------------------------------
Renewal term 12 months    Maturity date 3/25/97  Interest rate  4.5%
            ----------                 --------               ------
Annual percentage yield 4.57%
                       ------
Interest will be computed on a 360 day year basis. Interest will be paid at maturity and [ ] credited to account number
-------------------                                   -----------------------
or [ ] paid by check.
This certificate is non-transferable. Presentation of the original certificate, signed by the payee, is required to withdraw funds. If the deposit is withdrawn before maturity, there may be an early withdrawal fee. At maturity, this deposit will automatically renew. The terms of the certificate, including the interest rate and annual percentage yield, are subject to change on the maturity date. Please refer to the Disclosure Statement for additional information about your account.

             Bank Representative's Signature
                                             -------------------------------
                                             DEPOSITOR COPY - Not valid to
                                                              close account

                                                                     Member FDIC